

GUN BROKER.COM

ammo INCORPORATED

Investor Presentation

December 2023

Nasdaq POWW

Safe Harbor Statement

This document contains certain “forward-looking statements”. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies, goals and objectives of management for future operations; any statements concerning proposed new products and services or developments thereof; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words, or the negative thereof. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

In our filings with the Securities and Exchange Commission, references to “AMMO, Inc.”, “AMMO”, “the Company”, “we,” “us,” “our” and similar terms refer to AMMO, Inc. and its wholly owned operating subsidiaries.

NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as Adjusted EBITDA and Adjusted EBITDA Margin as included in this presentation are supplemental measures that are not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"). Please see the Supplemental Materials to this presentation for reconciliations of these non-GAAP financial measures to their comparable GAAP financial measures.

We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA Margin helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of the core operating results and operational strength of our business and helps investors evaluate our ability to service our debt and our profitability relative to our sales.

These non-GAAP financial measures have limitations as analytical and comparative tools, and you should consider Adjusted EBITDA and Adjusted EBITDA Margin in addition to, and not as substitutes for, operating income or any other measure of financial performance reported in accordance with GAAP.

Investment Highlights

- The largest online marketplace for firearms in the US and expanding from the 'Auction House of Firearms' to the 'Amazon / eBay of Shooting Activities'
- New management team leading transition from manufacturing model to technology model
- Legacy manufacturing business (Ammo, Inc.) pivoting to higher-margin product mix for sustainable profitability
- New product development improving customer experience (improved check-out) and creating new revenue opportunities (e.g., concierge services for outdoor experiences)
- Excellent balance sheet and strong FCF to support expansion and acquisitions



Introduction – Ammo, Inc.

REASONS TO LISTEN

GUNBROKER.COM (TECHNOLOGY)	AMMO (MANUFACTURING)
$1 + BILLION ANNUAL MERCHANDISE SALES	NEW 185,000 SQ FT. MANUFACTURING FACILITY DOUBLES CAPACITY
80+% GROSS PROFIT MARGIN FROM MERCHANDISE FEE REVENUE	STRATEGIC PIVOT TO HIGHER MARGIN DEEP DRAW RIFLE BRASS PRODUCTS
LARGEST MARKETSHARE IN FIREARM AND AMMUNITION SPACE	MANUFACTURER OF NATO AND RUSSIAN CALIBERS THAT ARE IN HIGH DEMAND BOTH DOMESTICALLY AND INTERNATIONALLY
ENHANCED PLATFORM WITH CARTING ENABLES GREATER TAKE RATE – CURRENT TAKE RATE OF 5-6%	SIGNIFICANT INTERNATIONAL GOVERNMENT OPPORTUNITIES

Market Opportunity

GUNBROKER.COM

INCREASED CUSTOMER BASE
- 70% of the US Population shops online
- Marketplace ecommerce sales were forecast to hit $357 billion in 2022 or 34.6% of total online sales

EVOLVING CUSTOMER BASE
- 20% of all retail sales happen online
- Annual growth rate for in-store sales is about 4% while for ecommerce sales it's almost 13%

SOCIAL / POLITICAL COMMENTARY
- Legislative or regulatory events bring new & diverse consumers to the platform

AMMUNITION MARKET

GROWING INTERNATIONAL DEMAND
- $22.35B global ammunition market in 2021 and estimated to reach $23.30B in 2030
  - $12B in Small Caliber
  - 3.2% CAGR 2022- 2030

STRONG DEMAND FOR PREMIUM RIFLE
- Customers are looking for flatter, heavier, faster
- 7mm PRC, 6.5 CM, 338 Lapua, 338 Norma, 300 Norma, 264 Int.

NATO AND EASTERN EUROPE WILL BE RESTOCKING FOR THE NEXT TEN YEARS

Marketplace

GunBroker.com Today

GunBroker.com** is the **World's Largest Online Marketplace** of **Firearms and Accessories

HOW IT WORKS

- FFL Performs NICS --> Transfers Gun to Buyer. FFL typically charges Buyer a Transfer Fee
- Buyer purchases Firearm from Seller on GunBroker.com
- Buyer Pays $ Seller Buyer sends FFL's info to Seller
- Seller ships Firearm to FFL



FFL
Buyer
Seller

Conveniently transact regulated and unregulated merchandise

Top 600
Ranked in the USA for Traffic

7.9 MILLION
Registered Users

2.5 MILLION
Items for Sale

$1+ BILLION
Annual Gross Merchandise Volume in FY 2022

Market Dynamics


Strong Hunt Shoot
Industry Fundamentals

38% of all

FFL's are Actively engaged on GunBroker.com[1]

16.4 Million

Firearms Sold in the US 2022[2]


Overall On-Line
Consumer Behavior

268 Million

Digital Buyers in US in 2022[3]

10% Growth

Ecommerce sales in 2022 (All US Sites)[4]

Increased Capability and Go To Market Approach

- Customer Experience
- Seller Solutions
- Building Brand Awareness
- New Higher Lows

Source: 1: GunBroker.com Site Data and NICS Reporting by ATF. 2: NRAILA January 9 2023, "AnotherStrong Year for Gun Sales" . 3: https://www.statista.com/statistics/273957/number-of-digital-buyers-in-the-united-states/ 4: Forbes https://www.forbes.com/sites/johnkoetsier/2023/01/28/e-commerce-retail-just-passed-1-trillion-for-the-first-time-ever

Transaction & Payment



GUN BROKER.COM
Transaction Today
BUYER
GUN BROKER.COM
FFL Exchange
SINGLE SELLER
Payment Today
BUYER
$
SINGLE SELLER
$
Fees/Taxes
GUN BROKER.COM
Future Transaction
BUYER
GUN BROKER.COM
FFL Exchange
MULTIPLE SELLERS
Future Payment
BUYER
$
Internalized CC Processing
$
Money Transmission Service
Fees/Taxes
GUN BROKER.COM
MULTIPLE SELLERS
$
$
$

Marketing: Lifestyle Campaigns

Lifestyle campaigns are the backbone of our marketing communications. They get populated into:

- Landing pages
- Hero Cards
- Broadcast Emails
- Targeted emails – browse abandonment
- House Ad Campaigns
- Offsite Ad Campaigns



Bid on Semi Auto Rifles
Starting at 1¢
Start Bidding Now
PISTOL CALIBER CARBINES
RIFLES CHAMBERED IN YOUR FAVORITE PISTOL CALIBERS
SHOP NOW
Ruger Auction
Showcase Items
Featured Manufacturers
RUGER
Sponsored Items



Firearms
Ammo
Gun Parts
PISTOL CALIBER CARBINES
RIFLES CHAMBERED IN YOUR FAVORITE PISTOL CALIBERS
SHOP NOW
SHOP PCCs BY CALIBER
9MM
40 S&W
45 ACP
10MM



GUN BROKER.COM
PISTOL CALIBER CARBINES
RIFLES CHAMBERED IN YOUR FAVORITE PISTOL CALIBERS
SHOP NOW

Marketing: Lifestyle Campaigns

Target unique consumer personas – 126 current campaigns and growing


NOW THAT'S A KNIFE!
SHOP NOW
THEY DON'T MAKE THEM LIKE THEY USED TO.
ANTIQUE FIREARMS
SHOP NOW
START YOUR 4TH OF JULY OFF WITH A BANG!
SHOP AMERICANA-THEMED GUNS & AMMO
SHOP NOW
VARMINT HUNTING
FIGHT THE PRAIRIE DOG REBELLION!
SHOP NOW
SHOP TOP SHOTGUNS BY THE BEST BRANDS
SHOP NOW
THE WILD IS CALLING.
COME PREPARED!
DROP A LINE &
START FISHING NOW!
BIGGER, BADDER, BETTER.
LARGE-CALIBER RIFLES
SHOP NOW
From Tanks to Targets
The 50 BMG does it all!
SHOP NOW
SPRING BEAR SEASON IS HERE
SHOP NOW
SHOP
ARCHERY
SHOP NOW
EVEN GREAT GUNS CAN BE BETTER.
HANDGUN PARTS
SHOP NOW
Stay on target with these
PRECISION RIFLES
SHOP NOW
TOP HANDGUNS FOR HER!
BEST PISTOLS FOR WOMEN
CONCEALED CARRY & HOME DEFENSE
SHOP NOW
Keep Your Investment
SAFE & SECURE
SHOP NOW
DOVE SEASON
is almost here
RIMFIRE MADNESS
SHOP THOUSANDS OF RIMFIRE RIFLES & HANDGUNS!
SHOP NOW
CIVILIAN VERSIONS OF MILITARY GUNS
SHOP NOW
GunBroker.com
New Product
SPOTLIGHT
VIEW NOW
HOME DEFENSE
SHOTGUNS
shop now
SAFARI GUNS
FOR WHEREVER YOUR ADVENTURE TAKES YOU!
SHOP NOW
GUNS from D-DAY
OWN A PIECE OF HISTORY
SHOP NOW
Show Your
TEXAS PRIDE!
SHOP NOW
GEAR NOW, DEER LATER.
SHOP NOW
A HENRY FOR EVERY OCCASION
TRIBUTE & SPECIAL EDITION HENRY RIFLES
SHOP NOW
HENRY
GO HAM!
HOG HUNTING
SHOP NOW
10,000+ SIG SAUER PRODUCTS
AVAILABLE NOW!
SIG SAUER
SHOP NOW
TOP 15
CONCEALED CARRY GUNS
SHOP NOW
ADD SOME BLING TO YOUR BANG!
GOLD PLATED GUNS
SHOP NOW
Sometimes
BIGGER = BETTER
Shop AR-10 Rifles
SHOP NOW
Shop your favorite
Guns from the Movies
SHOP NOW

https://www.gunbroker.com/c/a/gunbroker-lifestyle/

Marketplace Revenue: Current and Future

Current Revenue

Final Value Fee

- The Final Value Fee is assessed when the listing sells and is based on the price that the item is sold for.

Optional Listing Fees

Advertising



Revenue Expansion

Ancillary Product Categories for the Outdoor Enthusiast

- Ancillary categories significantly expand market opportunity.

Credit Card Processing Fee

- Financial Impact: Increased average take rate.

Analytics

- Analytics revenue stems from the sale of customized reporting solutions tailored to industry marketplace trends.

Services

- An upcoming feature facilitating experience offerings for various services including safaris, guided fishing, gunsmithing, and more.

Shipping

Financial Goals Over Next 3 Years

10% Year-Over-Year Revenue Growth

- Trailing 36-month Annual Average Gross Merchandise Volume of $1.3 Billion
- Increasing take rate from 6% to 9%-12%
  - Tiered fee structure
  - Attractive shipping offerings
  - Advertising
  - Customized Analytics Solutions
  - Cross-selling and suggestive pay to click

GunBroker.com Build out

GUN BROKER.COM

3-to-5-Year View

Profitable Growth

Year 1

Near-term

- Organizational alignment
- Develop centralized CC Processing
- Develop Carting Capabilities
- Leverage Advertising and Analytics
- Transitioned to Pro Active Customer Service Model
- Build Seller Engagement Team

Years 2-3

Mid-term

- Marketing/Advertising Services Model
- Financing of Cart
- Expand Communication Networks
- Position GB as a solution to Legislation/Regulation
- Build tiered fee structure for non firearm items
- Pull in AI and other customer engagement tools

Years 4-5

Long-term

- Expand Service offerings
  - Forecasting
  - Social engagement
- Establish new markets
  - Fishing and Off-Road (example)
  - Other Regulated Markets
- M&A
  - Financers of firearm/ammunition
  - Domains and Trademarks

Ammunition Division



Ammunition Components


PROJECTILE
The object that goes down range toward intended target
POWDER
Nitrocellulose-based propellent, also refered to as "grain"
PISTOL
RIFLE
BRASS
Drawn brass case manufactured to chamber dimentions to hold pressures to match cartridge specs
PRIMER
Catalyst containing explosive mixture that ignites the gun powder

Pivot to Higher Margin Product Mix

AMMO, INC. PRODUCT MIX 2023


12%
41%
31%
16%
ammo INCORPORATED
Pistol Ammo
Rifle Ammo
Brass Sales
Other

PIVOT – FUTURE PRODUCT MIX


35%
40%
25%
ammo INCORPORATED
Pistol Ammo
Rifle Ammo
Brass Sales

Build-out of Manufacturing Facility

- Cost Out Initiatives – Bunter Mfg.
  - CAPEX - $1.285M
- Redundancy - Rifle Case Production
  - CAPEX - $818K
- Annealing Oven – Body Annealing
  - CAPEX - $723K
- Press Rebuild – Medium Action
  - Cervo Press Rebuild – Operational 11/15/2023



Competitive Landscape

Competition	Positioning
Federal Premium Ammunition, Remington	• Ammo division stock split from outdoor group – Strong Performer but heavy overhead with cost of Remington
Sellier & Bellot	• Predatory Pricing, consistently lowest price on market with PMC
Winchester Ammunition	• Market Leader on 223/5.56 with offset cost from LC
Hornady	• High Quality, Seen as market leader for innovation
Fiocchi	• Strong Shotshell sales, declining Centerfire market sales
PMC Ammunition	• Predatory Pricing. Low price leader with S&B
Sierra The Bulletsmiths, Barnes Optimized for your target	• Premium Bullet Manufacturer making its way into Ammo

Strategic Account Management

ammo INCORPORATED

ONLINE / RETAIL

Bass Pro Shops
Cabela's
SCHEELS GEAR. PASSION. SPORTS.
Sportsman's Warehouse
Dunham's Sports
Fleet Farm
BIG 5 Sporting Goods
Academy Sports + Outdoors
Palmetto State Armory
AL'S Sporting Goods
Rural King
BI-MART
Sportsman's Guide
MidwayUSA
OpticsPlanet.com
Lucky Gunner

SHOOTING RANGES

RANGE USA
Shoot Straight
Magnum Shooting Center
Granite State Indoor Range
Guns-N-Gear
Maxon Shooter's Supplies and Indoor Range
Impact Guns
Shooters World Guns • Range • Training
Kings Gun Center
Tombstone Tactical
Scottsdale Gun Club
Eagle Sports Range
Kentucky Gun Co
Top Gun Indoor Range
Green Top Shooting Range

DISTRIBUTORS

Sports South
Hicks Inc.
Iron Valley Supply Co. Est. 1923
AmChar Wholesale Inc.
Orion Wholesale
RSR Group
TGD Tactical Gear Distributors
Bill Hicks & Co. Ltd.

BUYING GROUPS

NBS Nation's Best Sports
Sports Inc.
Worldwide
Mid-States
Do it Best Corp.

Sales & Channel Management

ammo INCORPORATED

Expand channels and presence with targeted initiatives and new products

Objectives	***Investment***	***Deliverables***
• Target and build key customer relationships through Strategic Account Management • Align demand plan with operations • Begin exploration of expanding into other classes of trade – OEM/LE/Gov	• Rebrand initiative of premium rifle with consumers • Strategic events for marketing and customer retention • Enhance Brand Portfolio at Retail • Continued investment in cost out initiatives with 1-2 year ROI	• Sales plan of $100M+ *Loaded Ammunition Marginality* • Pistol +5% • Rifle +15% *Brass Casings* • Brass - Rifle +30% • Brass - Pistol +10% - OH

Ammunition Division

ammo INCORPORATED

3-to-5-Year View

Profitable Growth

YEAR 1

Near-term

- Organizational alignment
- Strategic account management
- Focus on high margin pistol products as we transition
- Focus on rifle ammunition & brass sales for OEM and international customer base
- Rebranding

Years 2-3

Mid-term

- New products
- Build superior brand around rifle ammunition
- Continue expansion of customer-base internationally
- Leverage Streak Brand in LE/Mil Market
- Continue to fill out organization
- Expansion of rifle loading capabilities

Years 4-5

Long-term

- New products
- Portfolio expansion in premium rifle
- Acquisitions/divestitures
  - Projectile Manufacturers
  - Primer Manufacturers
- Strategically target and execute profitable segments utilizing Ammo's size and agility
- Capacity expansion
- LE/MIL/International Expansion

Financial Goals Over Next 3 Years

Revenue Goals exceeding $150M

- Financial Targets:
  - Gross Profit Margins: 25%+
  - EBITDA Margins: 20%+
  - Maximum Capacity:
    - 600M to 700M Cartridges / Brass Casings
    - At 80% OEE Rate
    - Stroke and Machine Capacity to Exceed 900M



Summary

- The Largest Online Marketplace for Firearms in the U.S.
- New Management Team Leading Transition from Manufacturing Model to Technology Model
- Gunbroker.com Expanding From the 'Auction House of Firearms' to the 'Amazon / eBay of Shooting Activities'
- Legacy Manufacturing Business Pivoting to Higher Margin Product Mix and Sustainable Profitability
- Excellent Balance Sheet and Strong FCF to Support Expansion and Acquisitions




GUN
BROKER.COM
ammo
INCORPORATED
Nasdaq POWW

APPENDIX



Company Snapshot

Market Statistics[1,3]			
Share Price	$2.02	Diluted Shares Outstanding[2]	118.2 million
52 Week High	$3.15	Market Capitalization	$239.3 million
52 Week Low	$1.56	Debt (as of 9/30/2023)	$12.3 million
Avg. Daily Volume (3 Months)	805,570	Cash (as of 9/30/2023)	$49.5 million
Insider Ownership	25.0%	Enterprise Value	$202.1 million

LTM Share Price Performance[1,3]



$4.00
$3.00
$2.00
$1.00
$0.00
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Volume
Close

1) As of 12/5/2023, except as otherwise noted.
2) Treasury stock method as of 9/30/23
3) Source: Public filings, Yahoo Finance, and management.

Manufacturing Facility, WI

- 185,000 sq ft
  - Training facility
  - 12 shipping bays
  - 37 acres with options on an additional 38 contiguous acres
- Highly desired deep draw skill set and equipment
- 200-meter indoor ballistic range
- Footprint to expand another 40,000 sq ft
- H-Occupancy loading bay for handling
  - Fuses
  - Explosives



Calibers Produced in House

Rifle

- 50BMG
- 12.7 X 108
- 338 Lapua
- 338 Norma Magnum
- 300 Norma Magnum
- 7mm PRC - New
- 6.5mm PRC
- 300WM
- 7REM MAG
- 6MM ARC
- 45-70
- 350 Legend
- 300BLK
- 5.56 X 45
- 7.62 X 51

Pistol

- 9mm
- 25Auto
- 32Auto
- 380Auto
- 38SPL
- 38SUPER
- 357M
- 40SW
- 45Auto
- 44 MAG
- 45 LC
- 450 BM - New
- 10mm
- 44SW



Calibers Produced in House

Rifle

- 308
- 22-250
- 7mm-08
- 243
- 6.8 X 51
- 30-06
- 270
- 25-06
- 35 Whelan - NP
- 350 Legend - NP
- 45-70 - NP

- **Rifle**
- 7.62 X 39
- 5.45 X 39 - NP
- 6.5 CM
- 6mm CM
- 6.5 Grendel
- 6mm Arc
- 4.6

Pistol

- 25 Auto
- 32 Auto
- 357 Sig



Current Military Opportunities

AMMO INCORPORATED

BMMPR™

Ballistically Matched Multi-Purpose Round

The Ballistically Matched Multi-Purpose Round [BMMPR] provides snipers the ability to interchange with standard precision ammunition without adjustment to the ballistic shooting solution.

Shooter can immediately transition to the BMMPR™ round to increase hard target penetration and defeat light armor quickly and effectively.

Rapidly engaging these hard targets with improved penetration BMMPR™ rounds increases operator survivability, lethality and overall combat effectiveness.

These precision rounds match the POA/POI of program ammunition allowing users of the KAC M110 6.5CM, Barrett MRAD™ MK22, FN LICC, and .264 AMG rifles the ability to interchange between rounds without adjustment or re-zeroing.

CALIBERS:
6.5CM 140gr / .300NM 215gr / .338NM 300gr



Rigorous Standards

Each loaded ammunition product line has defined and established performance specifications to ensure that every round performs the same in both firearm function and on-target. Pressure and velocity measurements are verified with a Kistler EPVAT system and conformal pressure test barrels throughout the production process to ensure cartridges will have consistent performance from beginning to end of a production run and from lot to lot.

Mark 10 strain measurement systems are used throughout to confirm bullet retention meets performance requirements. Extreme precision laboratory scales are used extensively in process to confirm powder charges remain precise and consistent throughout a production lot. AMMO utilizes Hernon auto sealer machines to apply UV light cured sealant onto the junction of the case mouth and bullet, as well as at the primer case head junction when applicable. Loaded cartridges undergo 100% automated inspection for critical features before packaging to ensure every round shipped meets AMMO's stringent quality standards.

AMMO has the capability and equipment to perform ASTM B858-06 ammonia vapor stress corrosion testing, grain structure analysis, Vickers microhardness analysis, surface roughness verification, brass offset calibration, and Oehler systems for velocity and projectile ballistic coefficient measurement. Every process for production at AMMO is tightly controlled and regulated through the ERP system which requires all parts to follow established control plans that will determine that all part features are accounted for and maintained.

SoT™ Signature on Target

Signature-on-Target [SoT] ammunition provides warfighters with the ability to see the impact of rounds fired on a wider variety of targets in both day and night.

SoT round produces signature upon impact with smoke for daytime visibility, flash/sparkle for nighttime visibility and are ballistically matched to impact in the beaten zone with belted machine gun ammunition.

SoT rounds ensure shooters see downrange impacts beyond the effective range of traditional tracers and can adjust fire without signature in flight exposing their location.

Precision rifle rounds are in development to indicate impacts for shooters and spotters at extreme distances when fired through sniper rifle systems. Smoke effect also provides wind information at target.

CALIBER:
.338NM 272gr


.338NM SoT
.338NM SoT

O.W.L. TECHNOLOGY

Our patented One-Way Luminescent Technology [O.W.L. Technology™] rounds allow the shooter and close fire team to visually see the projectile's path to target.

Shooter and fire team receive immediate visual feedback and facilitate making instant corrections to increase speed and number of hits on threat. Exceptional in low visibility environments and CQB.

Patented non-incendiary luminous composite utilizes light emitted from cartridge powder to illuminate path of projectile. Does not bloom NVDs or produce downrange halos after impact.

CALIBERS:
9mm / 45 ACP / 308 Win 7.62x51mm


Target
Visible Only to Shooter & Fire Team

IHVAC

Intermediate High Velocity Assault Cartridge

The Intermediate High Velocity Assault Cartridge [IHVAC] round utilizes the Shell Shock Technologies two-part case, coupled with a new ballistically efficient 6.5 Creedmoor round, increasing maximum effective range.

The IHVAC round under development by AMMO through work with and by utilizing the Shell Shock Technologies two-part case is to provide operators with a multi-purpose type cartridge that defeats current barriers at extended ranges.

The tactical community has upgraded its assault weapons, but ammunition development supporting those weapons has not kept pace in further optimizing overall weapon system performance. Ultimately, the IHVAC will enable tactical teams to hit extended range targets with higher first shot probabilities.

CALIBER:
6.5 CM 132gr



NEXT GENERATION ARMOR PIERCING ROUNDS

Patented armor piercing [AP] technology fully encapsulates a tungsten carbide penetrator inside the copper jacket of the projectile delivering superior hard target penetration while simultaneously shielding the weapon and bore from the damaging effects of exposed or thinly jacketed tungsten penetrators.

(US Patent 10,436,557 B2)

AMMO's AP & Hard Armor Piercing Incendiary (HAPI) cartridges are loaded on a state-of-the-art production line for use in machine gun and sniper systems with standard NATO chambers.

These rounds provide increased penetration and lethality over currently available AP cartridges, with an optimized projectile design and incendiary reaction which more effectively penetrates and defeats hardened targets.

CALIBERS:
300 BLK / 6mm ARC / 6.5 CM 7.62x51mm / .300NM / .338NM .338LM / .50BMG


338 HAPI
338 HAPI
NEXT GEN MATCH GRADE
2" BALLISTIC GLASS

Market Share: GunBroker vs NICS

GUN BROKER.COM



Market Share % (Estimated)
6%
4%
2%
0%
6.0%
5.7%
Aug 1, 21
Dec 1, 21
Apr 1, 22
Aug 1, 22
Dec 1, 22
Apr 1, 23
Aug 1, 23
Date

- National Instant Criminal Background Check System (NICS): Adjusted NICS

The NICS conducts background checks on people who want to own a firearm or explosive, as required by law.

- Comparing sales from 9/1/2021 to 9/30/2023 on the GunBroker.com platform against reported adjusted NICS checks provided by the FBI.

**Adjusted NICs numbers are Total NICS - Permits - Permit Rechecks. These numbers are to be used for general estimations as they don't account for any granular characteristics and may cause slight inflation of numbers.

16 Year Market Trend



$1,400,000,000
$1,200,000,000
$1,000,000,000
$800,000,000
$600,000,000
$400,000,000
$200,000,000
$0
Obama (D) Elected
Obama (D) Elected
Trump (R) Elected
Biden (D) Elected
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
PIS/REV SUM
LONG GUNS
AMMO/SHELLS SUM

Firearms and Ammunition Excise Tax (FAET):
An 11% federal excise tax based on the first point of sale for the manufacturer or importer and is used by the industry as a gauge for the commercial market.